UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Advantaged Global Dividend Income Fund (ETG) Semiannual Report April 30, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2014

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Board of Trustees’ Contract Approval	23

Officers and Trustees	26

Important Notices	27

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Performance1,2

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	01/30/2004	9.05%	19.15%	20.79%	8.69%
Fund at Market Price	—	10.47	15.95	24.10	8.60
MSCI World Index	—	6.32%	16.62%	16.02%	7.16%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	8.07	1.60	14.45	2.85
80% MSCI World Index/20% BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	6.74	13.58	15.87	6.55

% Premium/Discount to NAV[3]
					–6.56%

Distributions[4]
Total Distributions per share for the period					$0.615
Distribution Rate at NAV					6.73%
Distribution Rate at Market Price					7.20%

% Total Leverage[5]
Borrowings					23.36%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Fund Profile

Common Stock Sector Allocation (% of total

investments)

Top 10 Common Stock Holdings (% of total

investments)

Skandinaviska Enskilda Banken AB, Class A	1.9%
AXA SA	1.8
Swiss Reinsurance Co., Ltd.	1.7
TeliaSonera AB	1.6
Koninklijke Ahold NV	1.5
Apple, Inc.	1.4
Roche Holding AG PC	1.3
BASF SE	1.3
Occidental Petroleum Corp.	1.3
Allianz SE	1.2
Total	15.0%

Country Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Endnotes and Additional Disclosures

[1]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

Fund profile subject to change due to active management.

4

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Portfolio of Investments (Unaudited)

Common Stocks — 105.2%

Security	Shares	Value

Aerospace & Defense — 1.8%
Boeing Co. (The)	103,590	$13,365,182
United Technologies Corp.(1)	96,233	11,387,251

		$24,752,433

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	118,033	$6,952,144

		$6,952,144

Automobiles — 1.4%
Honda Motor Co., Ltd.(1)	343,500	$11,398,933
Toyota Motor Corp.(1)	137,078	7,406,071

		$18,805,004

Banks — 13.0%
Australia and New Zealand Banking Group, Ltd.	226,291	$7,277,015
Banco Bilbao Vizcaya Argentaria SA	295,191	3,636,084
Bank of America Corp.	795,601	12,045,399
BNP Paribas SA	98,000	7,364,158
Citigroup, Inc.(1)	355,000	17,008,050
Intesa Sanpaolo SpA	2,339,670	8,006,418
JPMorgan Chase & Co.(1)	256,936	14,383,277
Mitsubishi UFJ Financial Group, Inc.	2,225,000	11,835,874
Mizuho Financial Group, Inc.	6,975,000	13,661,285
Natixis	2,500,000	17,746,636
PNC Financial Services Group, Inc.(1)	170,000	14,286,800
Skandinaviska Enskilda Banken AB, Class A	2,462,756	34,017,845
Societe Generale	228,488	14,229,589
Unione di Banche Italiane SCpA	629,774	6,011,503

		$181,509,933

Beverages — 1.9%
Anheuser-Busch InBev NV(1)	73,465	$8,007,379
Constellation Brands, Inc., Class A(2)	132,547	10,582,553
Diageo PLC	240,000	7,353,551

		$25,943,483

Biotechnology — 1.7%
Biogen Idec, Inc.(2)	21,474	$6,165,615
Celgene Corp.(2)	38,751	5,696,785
Gilead Sciences, Inc.(2)	142,701	11,200,601

		$23,063,001

Security	Shares	Value

Capital Markets — 0.4%
UBS AG	278,430	$5,823,047

		$5,823,047

Chemicals — 4.2%
BASF SE	198,729	$23,053,698
LyondellBasell Industries NV, Class A(1)	222,296	20,562,380
Monsanto Co.	72,178	7,990,105
PPG Industries, Inc.(1)	38,000	7,357,560

		$58,963,743

Commercial Services & Supplies — 0.6%
Brambles, Ltd.	894,484	$7,865,440

		$7,865,440

Communications Equipment — 2.0%
QUALCOMM, Inc.(1)	95,543	$7,520,190
Telefonaktiebolaget LM Ericsson, Class B(1)	1,713,596	20,663,325

		$28,183,515

Construction & Engineering — 0.5%
Vinci SA	100,000	$7,550,632

		$7,550,632

Consumer Finance — 1.4%
Discover Financial Services(1)	350,000	$19,565,000

		$19,565,000

Containers & Packaging — 0.5%
Amcor, Ltd.	757,823	$7,272,798

		$7,272,798

Diversified Consumer Services — 1.3%
Sotheby’s	445,047	$18,718,677

		$18,718,677

Diversified Telecommunication Services — 4.9%
Bezeq Israeli Telecommunication Corp., Ltd.	4,384,921	$7,946,470
Deutsche Telekom AG	423,267	7,111,333
Nippon Telegraph & Telephone Corp.	131,174	7,279,206
TeliaSonera AB	3,850,000	28,024,361
Telstra Corp., Ltd.	1,137,931	5,532,741
Verizon Communications, Inc.	267,340	12,492,798

		$68,386,909

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Electric Utilities — 1.5%
Duke Energy Corp.	50,000	$3,724,500
Edison International	130,000	7,352,800
NextEra Energy, Inc.	40,000	3,994,000
SSE PLC	200,000	5,157,301

		$20,228,601

Electrical Equipment — 2.2%
Emerson Electric Co.	216,911	$14,788,992
Mitsubishi Electric Corp.	431,974	4,918,815
Rockwell Automation, Inc.	93,382	11,129,267

		$30,837,074

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.(1)	765,000	$15,996,150

		$15,996,150

Energy Equipment & Services — 0.6%
FMC Technologies, Inc.(2)	140,000	$7,938,000

		$7,938,000

Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	31,872	$3,686,953
Koninklijke Ahold NV	1,384,615	26,767,229

		$30,454,182

Food Products — 2.4%
Hershey Co. (The)	69,322	$6,671,549
Mondelez International, Inc., Class A(1)	357,732	12,753,146
Nestle SA(1)	188,525	14,570,016

		$33,994,711

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	238,414	$9,236,158
Covidien PLC	143,806	10,246,178
Medtronic, Inc.	128,000	7,528,960

		$27,011,296

Hotels, Restaurants & Leisure — 0.9%
Accor SA	89,207	$4,367,536
Compass Group PLC	500,000	7,964,471

		$12,332,007

Security	Shares	Value

Household Durables — 0.2%
Mohawk Industries, Inc.(2)	25,059	$3,318,062

		$3,318,062

Household Products — 1.3%
Reckitt Benckiser Group PLC(1)	90,610	$7,314,578
Svenska Cellulosa AB SCA, Class B	384,286	10,803,443

		$18,118,021

Industrial Conglomerates — 2.9%
Danaher Corp.	93,795	$6,882,677
Koninklijke Philips NV	398,895	12,769,885
Siemens AG	155,000	20,447,636

		$40,100,198

Insurance — 11.7%
ACE, Ltd.	63,360	$6,482,995
Aflac, Inc.(1)	133,642	8,382,026
Allianz SE	129,439	22,526,249
AXA SA(1)	1,265,082	33,013,591
MetLife, Inc.	210,000	10,993,500
Prudential PLC	694,647	15,969,314
SCOR SE	411,264	15,049,284
Swiss Reinsurance Co., Ltd.	346,156	30,268,256
Zurich Insurance Group AG(2)	72,000	20,646,624

		$163,331,839

Internet & Catalog Retail — 0.7%
Amazon.com, Inc.(1)(2)	16,334	$4,967,659
Netflix, Inc.(2)	15,000	4,830,600

		$9,798,259

Internet Software & Services — 1.6%
eBay, Inc.(2)	78,994	$4,094,259
Facebook, Inc., Class A(1)(2)	78,878	4,715,327
Google, Inc., Class A(1)(2)	12,595	6,736,813
Google, Inc., Class C(2)	12,595	6,633,283

		$22,179,682

IT Services — 0.3%
Visa, Inc., Class A	22,185	$4,494,903

		$4,494,903

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Machinery — 2.0%
Caterpillar, Inc.(1)	149,653	$15,773,426
Deere & Co.	124,291	11,601,322

		$27,374,748

Media — 3.4%
Comcast Corp., Class A	130,794	$6,769,897
Lagardere SCA	355,000	14,878,238
Walt Disney Co. (The)(1)	182,612	14,488,436
WPP PLC(1)	520,000	11,212,028

		$47,348,599

Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	220,894	$7,592,127

		$7,592,127

Multi-Utilities — 1.1%
National Grid PLC(1)	537,493	$7,639,521
Sempra Energy(1)	76,797	7,572,952

		$15,212,473

Multiline Retail — 1.2%
Dollar General Corp.(2)	111,657	$6,301,921
Macy’s, Inc.	123,377	7,085,541
Marks & Spencer Group PLC	368,102	2,752,046

		$16,139,508

Oil, Gas & Consumable Fuels — 7.6%
Chevron Corp.(1)	150,568	$18,899,295
Exxon Mobil Corp.(1)	145,814	14,932,812
Occidental Petroleum Corp.(1)	239,925	22,972,819
Phillips 66(1)	207,500	17,268,150
Range Resources Corp.	78,761	7,123,932
Statoil ASA	274,772	8,376,533
Total SA(1)	235,000	16,812,877

		$106,386,418

Paper & Forest Products — 0.5%
International Paper Co.	149,053	$6,953,322

		$6,953,322

Pharmaceuticals — 9.3%
Astellas Pharma, Inc.	873,200	$9,735,730
AstraZeneca PLC	162,420	12,820,556

Security	Shares	Value

Pharmaceuticals (continued)
Bayer AG	52,280	$7,269,099
Chugai Pharmaceutical Co., Ltd.	472,792	11,932,736
Johnson & Johnson	76,931	7,792,341
Merck & Co., Inc.	260,419	15,250,137
Novartis AG	133,790	11,630,699
Roche Holding AG PC(1)	79,659	23,367,656
Sanofi(1)	107,954	11,650,379
Shire PLC ADR	30,346	5,211,925
Takeda Pharmaceutical Co., Ltd.	285,552	12,844,165

		$129,505,423

Semiconductors & Semiconductor Equipment — 0.3%
NXP Semiconductors NV(2)	77,641	$4,628,956

		$4,628,956

Software — 1.9%
Microsoft Corp.(1)	384,612	$15,538,325
SAP AG	138,481	11,193,005

		$26,731,330

Specialty Retail — 2.7%
AutoNation, Inc.(2)	58,459	$3,097,742
Home Depot, Inc. (The)(1)	166,182	13,213,131
Industria de Diseno Textil SA(1)	58,444	8,781,032
Kingfisher PLC	1,730,000	12,242,134

		$37,334,039

Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.(1)	41,600	$24,547,744
Lenovo Group, Ltd.	3,481,860	3,958,771

		$28,506,515

Textiles, Apparel & Luxury Goods — 2.1%
Adidas AG(1)	103,108	$11,022,419
Compagnie Financiere Richemont SA, Class A	76,552	7,788,401
NIKE, Inc., Class B	40,133	2,927,702
Pandora A/S	111,495	7,515,937

		$29,254,459

Tobacco — 2.2%
Altria Group, Inc.	200,000	$8,022,000
British American Tobacco PLC	254,114	14,673,794
Japan Tobacco, Inc.	228,947	7,525,155

		$30,220,949

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.7%
Vodafone Group PLC	2,618,181	$9,940,204

		$9,940,204

Total Common Stocks (identified cost $1,302,599,225)		$1,466,617,814

Preferred Stocks — 18.2%

Security	Shares	Value

Banks — 8.5%
AgriBank FCB, 6.875% to 1/1/24(3)	50,890	$5,305,283
Banco Santander SA, 5.95% to 1/30/19(3)(4)	700	743,288
Bank of America Corp., Series U, 5.20% to 6/1/23(3)	2,480	2,397,930
Barclays Bank PLC, 8.25% to 12/15/18(3)	6,230	6,730,455
Citigroup, Inc., Series B, 5.90% to 2/15/23(3)	3,340	3,353,913
Citigroup, Inc., Series K, 6.875% to 11/15/23(3)	32,000	859,002
CoBank ACB, Series F, 6.25% to 10/1/22(3)(4)	51,100	5,248,931
Deutsche Bank Contingent Capital Trust III, 7.60%	109,856	3,021,040
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	7,600	784,463
Farm Credit Bank of Texas, Series 1, 10.00%(1)	4,453	5,453,533
First Tennessee Bank, 3.75%(4)(5)	2,570	1,853,613
HSBC Capital Funding LP, Series 2, 10.176% to 6/30/30(1)(3)(4)	2,517	3,767,201
JPMorgan Chase & Co., Series 1, 7.90% to 4/30/18(1)(3)	3,025	3,434,039
JPMorgan Chase & Co., Series O, 5.50%	125,773	2,853,789
JPMorgan Chase & Co., Series Q, 5.15% to 5/1/23(3)	3,100	3,032,248
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(3)	2,509	2,547,058
KeyCorp, Series A, 7.75%	46,185	6,021,138
Lloyds Banking Group PLC, 6.657% to 5/21/37(1)(3)(4)	9,897	10,857,867
Regions Financial Corp., Series A, 6.375%	254,618	6,126,109
Royal Bank of Scotland Group PLC, Series 1, 7.648% to 9/30/31(3)	2,190	2,434,373
Royal Bank of Scotland Group PLC, Series T, 7.25%	69,005	1,752,037
Societe Generale, 7.875% to 12/18/23(3)(4)	4,109	4,416,122
Standard Chartered PLC, 7.014% to 7/30/31(1)(3)(4)	77.32	8,590,057
SunTrust Banks, Inc., Series E, 5.875%	181,521	4,215,190
Synovus Financial Corp., Series C, 7.875% to 8/1/18(3)	96,540	2,688,040
Texas Capital Bancshares, Inc., 6.50%	147,850	3,532,137
Texas Capital Bancshares, Inc., Series A, 6.50%	25,800	625,650
Webster Financial Corp., Series E, 6.40%	103,265	2,489,874
Wells Fargo & Co., Series L, 7.50%	5,677	6,781,091
Zions Bancorporation, Series G, 6.30% to 3/15/23(3)	189,020	4,784,569
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)	2,275	2,403,163

		$119,103,203

Security	Shares	Value

Capital Markets — 1.0%
Affiliated Managers Group, Inc., 6.375%	50,800	$1,265,047
Bank of New York Mellon Corp. (The), 5.20%	79,333	1,862,739
Goldman Sachs Group, Inc. (The), Series I, 5.95%	91,800	2,127,006
Goldman Sachs Group, Inc. (The), Series J, 5.50% to 5/10/23(3)	192,064	4,538,472
State Street Corp., Series D, 5.90% to 3/15/24(3)	137,110	3,554,234

		$13,347,498

Consumer Finance — 1.0%
Ally Financial, Inc., Series A, 8.50% to 5/15/16(3)	119,552	$3,231,646
Capital One Financial Corp., Series B, 6.00%	184,900	4,439,449
Discover Financial Services, Series B, 6.50%	235,600	5,941,549

		$13,612,644

Diversified Financial Services — 1.7%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(1)(3)	50.22	$5,919,560
General Electric Capital Corp., Series B, 6.25% to 12/15/22(1)(3)	27.60	3,076,194
KKR Financial Holdings, LLC, Series A, 7.375%	207,500	5,258,839
Morgan Stanley, Series G, 6.625%	33,150	828,584
RBS Capital Funding Trust VII, Series G, 6.08%	116,383	2,675,645
UBS AG, 7.625%(1)	5,100	6,147,615

		$23,906,437

Electric Utilities — 1.3%
AES Gener SA, 8.375% to 6/18/19(3)(4)	2,455	$2,727,360
Electricite de France SA, 5.25% to 1/29/23(1)(3)(4)	6,500	6,736,708
Entergy Arkansas, Inc., 4.90%	52,980	1,226,037
Entergy Arkansas, Inc., 6.45%	51,243	1,271,467
Entergy Louisiana, LLC, 6.95%	2,855	288,801
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	60,500	1,488,451
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	84,855	1,892,394
Southern California Edison Co., Series E, 6.25% to 2/1/22(1)(3)	2,656	2,896,087

		$18,527,305

Food Products — 0.8%
Dairy Farmers of America, 7.875%(4)	86,230	$9,342,486
Ocean Spray Cranberries, Inc., 6.25%(4)	18,430	1,646,029

		$10,988,515

Insurance — 1.0%
Aspen Insurance Holdings, Ltd., 5.95% to 7/1/23(3)	38,700	$976,788
Aspen Insurance Holdings, Ltd., 7.25%	95,970	2,545,125

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Insurance (continued)
Aspen Insurance Holdings, Ltd., 7.401% to 1/1/17(3)	47,350	$1,244,358
Endurance Specialty Holdings, Ltd., Series B, 7.50%	98,835	2,600,349
Montpelier Re Holdings, Ltd., 8.875%	259,165	6,974,130

		$14,340,750

Machinery — 0.5%
Stanley Black & Decker, Inc., 5.75%	274,918	$6,862,366

		$6,862,366

Multi-Utilities — 0.2%
DTE Energy Co., Series C, 5.25%	106,673	$2,485,481

		$2,485,481

Pipelines — 0.3%
NuStar Logistics LP, 7.625% to 1/15/18(3)	155,960	$4,169,201

		$4,169,201

Real Estate Investment Trusts (REITs) — 1.2%
Cedar Realty Trust, Inc., Series B, 7.25%	103,900	$2,636,982
Chesapeake Lodging Trust, Series A, 7.75%	112,990	2,965,988
DDR Corp., Series J, 6.50%	259,000	6,291,110
Sunstone Hotel Investors, Inc., Series D, 8.00%(1)	129,500	3,415,562
Taubman Centers, Inc., Series K, 6.25%	38,900	935,934

		$16,245,576

Telecommunications — 0.1%
Centaur Funding Corp., 9.08%(4)	1,321	$1,648,360

		$1,648,360

Thrifts & Mortgage Finance — 0.6%
Elmira Savings Bank FSB (The), 8.998% to 12/31/17(3)	2,545	$2,443,200
EverBank Financial Corp., Series A, 6.75%	215,336	5,250,968

		$7,694,168

Total Preferred Stocks (identified cost $239,259,903)		$252,931,504

Corporate Bonds & Notes — 5.9%

Security	Principal Amount (000’s omitted)	Value

Banks — 1.4%
Banco do Brasil SA, 6.25% to 4/15/24, 10/29/49(3)(4)	$1,200	$1,023,000
Citigroup Capital III, 7.625%, 12/1/36	2,515	3,038,352

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(3)(4)	$5,619	$6,052,506
Credit Suisse Group AG, 7.50% to 12/11/23, 12/11/49(3)(4)	4,620	5,024,296
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(1)(3)(4)	3,153	4,225,020
Regions Financial Corp., 7.375%, 12/10/37	290	353,234
SunTrust Preferred Capital I, 4.00%, 6/29/49(5)	400	314,000

		$20,030,408

Chemicals — 0.1%
Sinochem Group, 5.00% to 11/2/18, 12/29/49(3)(4)	$1,290	$1,290,000

		$1,290,000

Diversified Financial Services — 0.6%
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(1)(3)(4)	$8,933	$7,972,702

		$7,972,702

Diversified Telecommunication Services — 0.3%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(3)(4)	$4,417	$4,637,850

		$4,637,850

Electric Utilities — 1.1%
Enel SpA, 8.75% to 9/24/23, 9/24/73(3)(4)	$6,095	$7,039,725
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(1)(3)	8,600	8,691,659

		$15,731,384

Insurance — 1.8%
Allstate Corp. (The), Series B, 5.75% to 8/15/23, 8/15/53(3)	$3,862	$4,139,581
MetLife, Inc., 10.75% to 8/1/39, 8/1/69(1)(3)	2,569	3,943,415
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(1)(3)(4)	2,115	2,183,738
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(1)(3)(4)	3,513	3,772,913
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(1)(3)	11,441	11,326,590

		$25,366,237

Pipelines — 0.6%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(3)(4)	$3,016	$2,865,200
Energy Transfer Partners, LP, 3.255%, 11/1/66(5)	1,734	1,612,620

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Pipelines (continued)
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(1)(3)	$2,920	$3,098,403

		$7,576,223

Total Corporate Bonds & Notes (identified cost $74,605,616)		$82,604,804

Short-Term Investments — 0.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$4,568	$4,567,709

Total Short-Term Investments (identified cost $4,567,709)		$4,567,709

Total Investments — 129.6% (identified cost $1,621,032,453)		$1,806,721,831

Other Assets, Less Liabilities — (29.6)%		$(412,159,781)

Net Assets — 100.0%		$1,394,562,050

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2014, the aggregate value of these securities is $104,449,435 or 7.5% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2014.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2014.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	50.2%	$907,693,414
France	8.4	151,304,062
United Kingdom	7.3	132,861,327
Switzerland	6.9	125,601,990
Germany	5.7	102,623,439
Japan	5.5	98,537,970
Sweden	5.2	93,508,974
Netherlands	2.7	48,803,920
Australia	1.9	33,904,645
Italy	1.2	21,057,646
Bermuda	0.8	14,340,750
Cayman Islands	0.7	12,974,950
Spain	0.7	12,417,116
Ireland	0.6	10,246,178
Norway	0.5	8,376,533
Belgium	0.4	8,007,379
Israel	0.4	7,946,470
Denmark	0.4	7,515,937
China	0.3	5,248,771
Chile	0.1	2,727,360
Brazil	0.1	1,023,000

Total Investments	100.0%	$1,806,721,831

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2014
Unaffiliated investments, at value (identified cost, $1,616,464,744)	$1,802,154,122
Affiliated investment, at value (identified cost, $4,567,709)	4,567,709
Restricted cash*	50,000
Foreign currency, at value (identified cost, $8,252,686)	8,196,620
Dividends and interest receivable	5,444,852
Interest receivable from affiliated investment	2,973
Receivable for investments sold	3,198,217
Receivable for open forward foreign currency exchange contracts	72,011
Tax reclaims receivable	4,735,103
Total assets	$1,828,421,607

Liabilities
Notes payable	$425,000,000
Payable for investments purchased	6,735,325
Payable for open forward foreign currency exchange contracts	543,041
Due to custodian	146,819
Payable to affiliates:
Investment adviser fee	1,254,298
Trustees’ fees	5,667
Accrued expenses	174,407
Total liabilities	$433,859,557
Net Assets	$1,394,562,050

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 76,300,214 shares issued and outstanding	$763,002
Additional paid-in capital	1,447,517,855
Accumulated net realized loss	(267,754,100)
Accumulated undistributed net investment income	28,509,012
Net unrealized appreciation	185,526,281
Net Assets	$1,394,562,050

Net Asset Value
($1,394,562,050 ÷ 76,300,214 common shares issued and outstanding)	$18.28

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2014
Dividends (net of foreign taxes, $2,347,763)	$80,193,102
Interest	2,549,143
Interest income allocated from affiliated investment	13,007
Expenses allocated from affiliated investment	(1,448)
Total investment income	$82,753,804

Expenses
Investment adviser fee	$7,489,306
Trustees’ fees and expenses	34,213
Custodian fee	279,103
Transfer and dividend disbursing agent fees	9,489
Legal and accounting services	53,764
Printing and postage	91,266
Interest expense and fees	1,622,901
Miscellaneous	61,483
Total expenses	$9,641,525
Deduct —
Reduction of custodian fee	$618
Total expense reductions	$618

Net expenses	$9,640,907

Net investment income	$73,112,897

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$149,471,444
Investment transactions allocated from affiliated investment	120
Proceeds from securities litigation settlements	1,019,207
Foreign currency and forward foreign currency exchange contract transactions	3,070,815
Net realized gain	$153,561,586
Change in unrealized appreciation (depreciation) —
Investments	$(110,685,467)
Foreign currency and forward foreign currency exchange contracts	(1,401,260)
Net change in unrealized appreciation (depreciation)	$(112,086,727)

Net realized and unrealized gain	$41,474,859

Net increase in net assets from operations	$114,587,756

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
From operations —
Net investment income	$73,112,897	$94,701,723
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions and proceeds from securities litigation settlements	153,561,586	114,509,702
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(112,086,727)	82,118,963
Net increase in net assets from operations	$114,587,756	$291,330,388
Distributions to shareholders —
From net investment income	$(46,924,632)	$(93,849,264)
Total distributions	$(46,924,632)	$(93,849,264)

Net increase in net assets	$67,663,124	$197,481,124

Net Assets
At beginning of period	$1,326,898,926	$1,129,417,802
At end of period	$1,394,562,050	$1,326,898,926

Accumulated undistributed net investment income included in net assets
At end of period	$28,509,012	$2,320,747

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2014
Net increase in net assets from operations	$114,587,756
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,090,263,031)
Investments sold	1,052,011,205
Decrease in short-term investments, net	8,028,001
Net amortization/accretion of premium (discount)	29,362
Decrease in restricted cash	1,510,000
Increase in dividends and interest receivable	(780,803)
Increase in interest receivable from affiliated investment	(1,998)
Decrease in receivable for open forward foreign currency exchange contracts	883,408
Increase in tax reclaims receivable	(485,928)
Increase in payable for open forward foreign currency exchange contracts	543,041
Increase in payable to affiliate for investment adviser fee	15,082
Increase in payable to affiliate for Trustees’ fees	214
Decrease in accrued expenses	(351,148)
Net change in unrealized (appreciation) depreciation from investments	110,685,467
Net realized gain from investments	(149,471,444)
Net cash provided by operating activities	$46,939,184

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(46,924,632)
Increase in due to custodian	146,819
Net cash used in financing activities	$(46,777,813)

Net increase in cash*	$161,371

Cash at beginning of period(1)	$8,035,249

Cash at end of period(1)	$8,196,620

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$1,905,915

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(12,535).

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Financial Highlights

	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31,
			2013		2012	2011	2010	2009
Net asset value — Beginning of period	$17.390		$14.800		$14.380	$15.150	$13.890	$14.340

Income (Loss) From Operations
Net investment income(1)	$0.958	(2)	$1.241	(2)	$1.169	$1.333	$1.242	$1.114
Net realized and unrealized gain (loss)	0.547		2.579		0.481	(0.873)	1.248	(0.108)

Total income from operations	$1.505		$3.820		$1.650	$0.460	$2.490	$1.006

Less Distributions
From net investment income	$(0.615)		$(1.230)		$(1.230)	$(1.230)	$(1.230)	$(1.456)

Total distributions	$(0.615)		$(1.230)		$(1.230)	$(1.230)	$(1.230)	$(1.456)

Net asset value — End of period	$18.280		$17.390		$14.800	$14.380	$15.150	$13.890

Market value — End of period	$17.080		$16.040		$14.010	$13.340	$14.340	$12.550

Total Investment Return on Net Asset Value(3)	9.05	%(4)	27.29%		12.64%	3.45%	19.46%	11.37%

Total Investment Return on Market Value(3)	10.47	%(4)	24.03%		14.94%	1.39%	25.06%	17.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,394,562		$1,326,899		$1,129,418	$1,097,143	$1,155,754	$1,059,505
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)	1.19	%(6)	1.24%		1.26%	1.17%	1.10%	1.07%
Interest and fee expense	0.24	%(6)	0.30%		0.48%	0.38%	0.41%	0.87%
Total expenses(5)	1.43	%(6)	1.54%		1.74%	1.55%	1.51%	1.94%
Net investment income	10.85	%(2)(6)	7.73	%(2)	8.08%	8.69%	8.71%	9.06%
Portfolio Turnover	59	%(4)	105%		120%	95%	103%	87%
Senior Securities:
Total notes payable outstanding (in 000’s)	$425,000		$425,000		$425,000	$425,000	$402,000	$339,000
Asset coverage per $1,000 of notes payable(7)	$4,281		$4,122		$3,657	$3,582	$3,875	$4,125

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.489 and $0.260 per share for the six months ended April 30, 2014 and for the year ended October 31, 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.31% and 6.11% for the six months ended April 30, 2014 and for the year ended October 31, 2013, respectively.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and

16

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $418,855,597 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($175,153,567), October 31, 2017 ($211,946,849) and October 31, 2018 ($31,755,181). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

As of April 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2014 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as

17

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the six months ended April 30, 2014, the Fund’s investment adviser fee amounted to $7,489,306, or 0.85% (annualized) of the Fund’s average daily gross assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

During the six months ended April 30, 2014, EVM reimbursed the Fund $1,898 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,082,870,249 and $1,034,199,486, respectively, for the six months ended April 30, 2014.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended April 30, 2014 and the year ended October 31, 2013.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended April 30, 2014.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,622,462,870

Gross unrealized appreciation	$218,879,439
Gross unrealized depreciation	(34,620,478)

Net unrealized appreciation	$184,258,961

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

18

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

A summary of obligations under these financial instruments at April 30, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/30/14	Euro 42,247,000	United States Dollar 58,513,785	Citibank NA	$—	$(94,155)	$(94,155)
5/30/14	Euro 42,247,000	United States Dollar 58,520,122	Standard Chartered Bank	—	(87,817)	(87,817)
5/30/14	Euro 42,247,000	United States Dollar 58,526,881	State Street Bank and Trust Co.	—	(81,058)	(81,058)
5/30/14	Japanese Yen 9,956,709,000	United States Dollar 97,126,969	Standard Chartered Bank	—	(280,011)	(280,011)
5/30/14	United States Dollar 5,487,815	British Pound Sterling 3,265,000	Citibank NA	23,599	—	23,599
5/30/14	United States Dollar 5,487,518	British Pound Sterling 3,265,000	Standard Chartered Bank	23,896	—	23,896
5/30/14	United States Dollar 5,486,898	British Pound Sterling 3,265,000	State Street Bank and Trust Co.	24,516	—	24,516

				$72,011	$(543,041)	$(471,030)

At April 30, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts as a substitute for the purchase of securities or currencies.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $543,041. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $50,000 at April 30, 2014.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

19

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$72,011	(1)	$(543,041	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank NA	$23,599	$(23,599)	$—	$—	$—
Standard Chartered Bank	23,896	(23,896)	—	—	—
State Street Bank and Trust Co.	24,516	(24,516)	—	—	—

	$72,011	$(72,011)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank NA	$(94,155)	$23,599	$—	$—	$(70,556)
Standard Chartered Bank	(367,828)	23,896	—	—	(343,932)
State Street Bank and Trust Co.	(81,058)	24,516	—	50,000	(6,542)

	$(543,041)	$72,011	$—	$50,000	$(421,030)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$3,158,728	(1)	$(1,426,449	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

20

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended April 30, 2014, which is indicative of the volume of this derivative type, was approximately $172,919,000.

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At April 30, 2014, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $146,819. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at April 30, 2014. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 11) at April 30, 2014. The Fund’s average overdraft advances during the six months ended April 30, 2014 were not significant.

9  Committed Facility Agreement

The Fund entered into a Committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $500 million over a rolling 180 calendar day period. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.25% per annum on the unused portion of the commitment if outstanding borrowings are less than 85% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2014, the Fund had borrowings outstanding under the Agreement of $425 million at an interest rate of 0.75%. The carrying amount of the borrowings at April 30, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at April 30, 2014. For the six months ended April 30, 2014, the average borrowings under the agreement and the average annual interest rate (excluding fees) were $425 million and 0.77%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Notes to Financial Statements (Unaudited) — continued

At April 30, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$85,719,368	$107,329,246	$—	$193,048,614
Consumer Staples	41,716,201	97,015,145	—	138,731,346
Energy	89,135,008	25,189,410	—	114,324,418
Financials	103,147,047	267,082,772	—	370,229,819
Health Care	78,328,700	101,251,020	—	179,579,720
Industrials	91,880,261	53,552,408	—	145,432,669
Information Technology	94,905,950	35,815,101	—	130,721,051
Materials	50,455,494	30,326,496	—	80,781,990
Telecommunication Services	12,492,798	65,834,315	—	78,327,113
Utilities	22,644,252	12,796,822	—	35,441,074

Total Common Stocks	$670,425,079	$796,192,735 *	$—	$1,466,617,814

Preferred Stocks
Consumer Staples	$—	$10,988,515	$—	$10,988,515
Energy	—	4,169,201	—	4,169,201
Financials	73,527,066	134,723,210	—	208,250,276
Industrials	—	6,862,366	—	6,862,366
Telecommunication Services	—	1,648,360	—	1,648,360
Utilities	2,485,481	18,527,305	—	21,012,786

Total Preferred Stocks	$76,012,547	$176,918,957	$—	$252,931,504

Corporate Bonds & Notes	$—	$82,604,804	$—	$82,604,804
Short-Term Investments	—	4,567,709	—	4,567,709

Total Investments	$746,437,626	$1,060,284,205	$—	$1,806,721,831

Forward Foreign Currency Exchange Contracts	$—	$72,011	$—	$72,011

Total	$746,437,626	$1,060,356,216	$—	$1,806,793,842

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(543,041)	$—	$(543,041)

Total	$—	$(543,041)	$—	$(543,041)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2013 whose fair value was determined using Level 3 inputs. At April 30, 2014, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

22

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

23

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

24

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, and five-year periods ended September 30, 2013 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

25

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

April 30, 2014

Officers and Trustees

Officers of Eaton Vance Tax-Advantaged Global Dividend Income Fund

Walter A. Row, III

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Allen R. Freedman

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2014, Fund records indicate that there are 51 registered shareholders and approximately 54,936 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

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Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

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None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7737 4.30.14

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Michael A. Allison, John H. Croft and Walter A. Row, III, and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Allison, Croft and Row are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Allison has been an EVM portfolio manager since 2006 and is a member of EVM’s Equity Strategy Committee. Mr. Croft has been an EVM portfolio manager since 2010. Mr. Row has been an EVM portfolio manager since 2004, is the Director of Structured Equity Portfolios at EVM and is a member of EVM’s Equity Strategy Committee. Messrs. Allison, Croft and Row are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of April 30, 2014, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison(1)
Registered Investment Companies	12	$21,324.7		0	$0
Other Pooled Investment Vehicles	14	$8,264.0	(2)	0	$0
Other Accounts	0	$0		0	$0

John H. Croft
Registered Investment Companies	5	$1,240.8		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts(3)	31	$193.6		0	$0

Walter A. Row, III
Registered Investment Companies	14	$14,652.8		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

(2)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(3)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of April 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael A. Allison	None
John H. Croft	None
Walter A. Row, III	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 6, 2014

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	June 6, 2014